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                                                                   EXHIBIT 10.15

                              WESTWOOD CORPORATION
                       2000 DIRECTORS' STOCK OPTION PLAN


                                   ARTICLE I
                                   The Plan
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     1.1  Name.  This plan shall be known as the "Westwood Corporation 2000
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Directors' Stock Option Plan."

     1.2  Purpose.  The purpose of the Plan is to provide incentive to Directors
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of the Company, in the form of additional compensation for their efforts on behalf of the Company, and to secure the benefits arising from stock ownership by the Directors for the Company and its shareholders.

     1.3  Effective Date.  The Plan shall become effective on June 7, 2000
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(which is the same date the Plan was adopted by the Company's Board of
Directors).

     1.4  Participants.  Only Directors of the Company shall be eligible to
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receive Options under the Plan.


                                  ARTICLE II
                                  Definitions
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     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     (a) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

     (b)  "Change of Control" shall mean:

          (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Company Voting Securities"), provided, however, that any acquisition by the Company, or any employee benefit plan (or related trust) of the Company, or any corporation with respect to which, following such acquisition, more than 50% of the combined voting power of
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     the then outstanding voting securities of such corporation entitled to vote generally in the election of Directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the Company Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Company Voting Securities shall not constitute a Change of Control; or

          (ii) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the beneficial owners of the Company Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

     (c) "Company" shall mean Westwood Corporation, a Nevada corporation, and its successors.

     (d) "Director" shall mean any individual who is serving as a Director of the Company.

     (e) "Option" shall mean an option to purchase Stock granted by the Company pursuant to the provisions of this Plan.

     (f) "Option Price" shall mean the purchase price of each share of Stock subject to Option, as defined in Section 5.2 hereof.

     (g) "Optionee" shall mean a Director who has received an Option granted by the Company hereunder.

     (h) "Plan" shall mean this Westwood Corporation 2000 Directors' Stock Option Plan.

     (i) "Service" shall mean the tenure of an individual as a Director of the Company.

     (j) "Stock" shall mean the common stock of the Company, par value $.003 per share, or, in the event that the outstanding shares of

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Stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some Other corporation, such other stock or securities.

     (k) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the Plan.

                                  ARTICLE III
                              Plan Administration
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     3.1  Board of Directors to Administer Plan.  This Plan shall be
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administered by the Board of Directors of the Company.

     3.2  Authority of the Board of Directors.  The Board of Directors shall
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have full authority and discretion to:

          (a) determine, consistent with the provisions of this Plan, which of the Directors will be granted Options to purchase any shares of Stock which may be issued and sold hereunder as provided in Section 4.1 hereof, the times at which Options shall be granted, and the number of shares of Stock covered by each Option;

          (b) determine the Option Price (subject to Section 5.2 hereof) and other terms and provisions of each respective Stock Option Agreement, which need not be identical;

          (c) determine whether the Options granted pursuant to this Plan shall be Incentive Stock Options or Nonstatutory Stock Options;

          (d)  construe and interpret the Plan; and

          (e) make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan.


                                  ARTICLE IV
                        Shares of Stock Subject to Plan
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     4.1  Limitations.  Subject to adjustment pursuant to the provisions of
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Section 4.3 hereof, the number of shares of Stock that may be issued and sold hereunder pursuant to Stock Option Agreements shall not exceed five hundred thousand (500,000) shares. Shares

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subject to Options which terminate or expire prior to exercise shall be available for future Options.

     4.2  Options Granted Under Plan.  Shares of Stock with respect to which an
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Option granted hereunder shall have been exercised shall not again be available for Option hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, then the Board of Directors shall have the discretion to grant new Options to Optionees hereunder covering the number of shares to which such terminated Options related.

     4.3  Stock Adjustments; Mergers.  Notwithstanding Section 4.1, in the event
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the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, or stock dividend, the total number of shares set forth in Section 4.1 shall be proportionately and appropriately adjusted by the Board. If the Company continues in existence, the number and kind of shares that are subject to any Option and the Option Price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option.

     If the Company will not remain in existence or a majority of its Stock will be purchased or acquired by a single purchaser or group of purchasers acting together, then the Board may (i) declare that all Options shall terminate 30 days after the Board gives written notice to all Optionees of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionees that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Board to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or (iii) some combination of aspects of (i) and (ii). The determination by the Board as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this section shall be disregarded and eliminated.

     4.4  Change of Control.  Upon a Change of Control, all Options granted
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under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option agreements regarding exercisability.

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                                   ARTICLE V
                                    Options
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     5.1  Option Grant and Agreement.  Each Option granted hereunder shall be
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evidenced by minutes of a meeting of the Board of Directors authorizing the same and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Stock Option Agreement shall set forth such terms and conditions as may be determined by the Board of Directors to be consistent with the Plan.

     5.2  Option Price.  The Option Price of each share of Stock subject to
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Option shall not be less than the price quoted on the NASDAQ Bulletin Board on the date of grant.

     5.3  Option Exercise.  Options may be exercised in whole or in part from
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time to time with respect to whole shares only, within the period permitted for the exercise thereof. Notwithstanding any other provision in this Plan, no option granted under the Plan may be exercised more than ten (10) years after the date on which it is granted. Options shall be exercised by: (i) written notice of intent to exercise the Option with respect to a specific number of shares of Stock which is delivered by hand delivery or registered or certified mail, return receipt requested, to the Company at its principal office; and (ii) payment in full to the Company at such office of the amount of the Option Price for the number of shares of Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made in cash, certified check, cashier's check or personal check.

     5.4  Nontransferability of Option.  No Option shall be transferred by an
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Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "Qualified Domestic Order"). During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee or the Optionee's legal guardian or personal representative.

     5.5  Effect of Termination of Service.  (a) If an Optionee's Service with
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the Company shall be terminated for any reason, then the Optionee shall have the right to exercise the Optionee's Options for ninety (90) days after the date of such termination, but only to the extent that such Options were exercisable at the date of such termination; provided, however, that the Board of Directors may, but shall not be obligated to, allow such Optionee to exercise within such time any or all of the Options, if any, held by the Optionee which would not yet otherwise be exercisable. (b) No transfer of an Option by the Optionee by will, the laws of descent and distribution, or a

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Qualified Domestic Order shall be effective to bind the Company unless the
Company shall have been furnished with written notice thereof and an authenticated copy of the will or the Qualified Domestic Order and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     5.6  Rights as Shareholder.  An Optionee or a transferee of an Option shall
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have no rights as a shareholder with respect to any shares of Stock subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

     5.7  Investment Intent.  Upon or prior to the exercise of all or any
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portion of an Option, the Optionee shall furnish to the Company in writing such information or assurances as, in the Company's opinion, may be necessary to enable it to comply fully with the Securities Act of 1933, as amended, and the rules and regulations thereunder and any other applicable statutes, rules, and regulations. Without limiting the foregoing, if a registration statement is not in effect under the Securities Act of 1933, as amended, with respect to the shares of Stock to be issued upon exercise of an Option, the Company shall have the right to require, as a condition to the exercise of such Option, that the Optionee represent to the Company in writing that the shares to be received upon exercise of such Option will be acquired by the Optionee for investment and not with a view to distribution and that the Optionee agrees, in writing, that such shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel reasonably acceptable to it to the effect that such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended. The Company shall have the right to endorse on certificates representing shares of Stock issued upon exercise of an Option such legends referring to the foregoing representations and restrictions or any other applicable restrictions on resale or disposition as the Company, in its discretion, shall deem appropriate.


                                  ARTICLE VI
                              Stock Certificates
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     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or of any portion thereof, prior to fulfillment of all of the following conditions:
(a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any; (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or

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any other governmental regulatory agency, which the Company shall in its sole discretion determine to be necessary or advisable; (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Company shall in its sole discretion determine to be necessary or advisable; and (d) The lapse of such reasonable period of time following the exercise of the Option as the Company from time to time may establish for reasons of administrative convenience.


                                  ARTICLE VII
               Termination, Amendment, and Modification of Plan
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     The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the shareholders of the Company may increase the total number of shares of Stock subject to the Plan except as contemplated in Section 4.3 hereof or alter the class of persons eligible to receive Options under the Plan, and provided further that no termination, amendment, or modification of the Plan shall without the written consent of the Optionee of such Option adversely affect the rights of the Optionee with respect to an outstanding Option or the unexercised portion thereof.


                                 ARTICLE VIII
                                 Miscellaneous
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     8.1  Other Compensation Plans.  The adoption of the Plan shall not affect
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any other stock option or incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for Directors or officers of the Company.

     8.2  Plan Expenses.  Any expenses incurred in the administration of the
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Plan shall be borne by the Company.

     8.3  Use of Proceeds.  Payments received from a Director upon the exercise
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of Options shall be used for general corporate purposes of the Company.

     8.4  Plan Binding on Successors.  The Plan shall be binding upon the
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successors and assigns of the Company.

     8.5  Singular, Plural; Gender.  Whenever used herein, nouns in the singular
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shall include the plural, and the masculine pronoun shall include the feminine gender.

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     8.6  Applicable Law.  This Plan shall be governed by and construed in
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accordance with the laws of the State of Oklahoma.

     8.7  Headings, etc., No Part of Plan.  Headings of Articles and Sections
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hereof are inserted for convenience and reference; they constitute no part of the Plan.

     8.8  Severability.  If any provision or provisions of this Plan shall be
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held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


ADOPTED THE 7TH DAY OF JUNE, 2000 BY THE BOARD OF DIRECTORS OF WESTWOOD CORPORATION.

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